SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (date of earliest event reported): February 21, 2007


                           EPIC ENERGY RESOURCES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


        Colorado                       0-31357             94-3363969
---------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File No.)      (IRS Employer
of incorporation)                                        Identification No.)


                             21 Waterway, Suite 300
                           The Woodlands, Texas 77380
            --------------------------- ---------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (281) 419-3742
                                                           ---------------


                                 Not Applicable
                     ---------------------- ---------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant

      Effective February 21, 2007 the Company replaced (i.e. dismissed) Comiskey & Company with Malone & Bailey, P.C. as the Company's independent certified public accountants. Comiskey & Company audited the Company's financial statements for the fiscal years ended December 31, 2004 and 2005. During the Company's two most recent fiscal years and subsequent interim period ended February 21, 2007, there were no disagreements with Comiskey & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Comiskey & Company would have caused it to make reference to such disagreements in its report had a reports.

      During the two most recent fiscal years and subsequent interim period ended February 21, 2007, the Company did not consult with Malone & Bailey regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      The Company has authorized Comiskey & Company to discuss any matter relating to the Company and its operations with Malone & Bailey.

      The change in the Company's auditors was recommended and approved by the directors of the Company. The Company does not have an audit committee.

      Malone & Bailey has reviewed the disclosures contained in this 8-K report. The Company has advised Malone & Bailey that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Malone & Bailey does not agree with any statements made by the Company in this report. Malone & Bailey has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 9.01  Financial Statements, Exhibits and Pro Forma Financial Information

   (c)  Exhibits

      16.1  Letter from the Company's former auditors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 26, 2007
                                          EPIC ENERGY RESOURCES, INC.


                                          By: /s/ Rex Doyle
                                              --------------------------
                                              Rex Doyle, Chief Executive Officer

                                  EXHIBIT 16.1

                                                             COMISKEY & COMPANY
                                                       Professional Corporation





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:   EPIC Energy Resources, Inc.


Ladies and Gentleman,

We were previously the principal accountants for EPIC Energy Resources, Inc. (the "Company") and have issued our report dated April 3, 2006 on the audited financial statements of the Company as of December 31, 2005 and 2004. We have read and agree with the statements contained in Item 4.01 of Form 8-K of EPIC Energy Resources, Inc. regarding changes in and disagreements with its principal accountants.


February 23, 2007
Denver, Colorado


/s/ Comiskey & Company
                            PROFESSIONAL CORPORATION












                   Certified Public Accountants & Consultants
             789 Sherman Street - Suite 385 - Denver, CO 80203 (303)
      830-2255 - Fax (303) 830-0876 - info@comiskey.com - www.comiskey.com